UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction	(Commission	(I.R.S. Employer incorporation
of organization)	File Number)	or Identification Number)
349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
     On December 20, 2007, VaxGen, Inc. (“VaxGen”) entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Raven biotechnologies, inc. (“Raven”) and two wholly-owned subsidiaries of VaxGen, TLW Merger Sub, Inc. (“Merger Sub I”) and TLW, LLC (“Merger Sub II”), to amend that certain Agreement and Plan of Merger between VaxGen, Raven, Merger Sub I and Merger Sub II dated November 12, 2007 (the “Merger Agreement”).
     Under the Amendment, the parties modified the closing condition to the proposed merger between Raven and Merger Sub I, as contemplated in the Merger Agreement, originally requiring that VaxGen be listed on NASDAQ or an approved exchange. As amended, the qualification of VaxGen’s common stock for quotation on the OTC Bulletin Board or the listing of VaxGen’s common stock on any national securities exchange will satisfy this closing condition.
     The Amendment is attached to this report as Exhibit 2.2. The foregoing description is qualified in its entirety by reference to the full text of the Amendment.
Additional Information about the Transaction and Where to Find It
     In connection with the contemplated transactions under the Merger Agreement, as amended, (together, the “Transaction”) VaxGen has filed a registration statement on Form S-4 and a related proxy statement and prospectus with the SEC. Investors and security holders of VaxGen and Raven are urged to read the proxy statement/prospectus (including any amendments or supplements to the proxy statement/prospectus) regarding the Transaction because it contains important information about VaxGen, Raven and the Transaction. VaxGen’s stockholders can obtain a copy of the proxy statement/prospectus, as well as other filings containing information about VaxGen and Raven, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to VaxGen, Inc., 349 Oyster Point Boulevard, South San Francisco, CA 94080, Attention: Investor Relations, Telephone: (650) 624-1000 or by contacting VaxGen Investor Relations at the email address: ir@vaxgen.com.
Participants in the Solicitation
     VaxGen, Raven and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of VaxGen in connection with the Transaction. Information regarding the special interests of these directors and executive officers in the Transaction is included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of VaxGen is also included in VaxGen’s definitive proxy statement for its 2007 Annual Meeting of Stockholders which was filed with the SEC on November 21, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on August 30, 2007. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at VaxGen as described above.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

2.2 (1)	Amendment No. 1 to Agreement and Plan of Merger, dated December 20, 2007, by and among VaxGen, Inc., TLW Merger Sub, Inc., TLW, LLC, and Raven biotechnologies, inc.
(1)	Filed as an exhibit to the Company’s registration statement on Form S-4 (File No. 333-148312) filed on December 24, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: December 26, 2007	By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.2 (1)	Amendment No. 1 to Agreement and Plan of Merger, dated December 20, 2007, by and among VaxGen, Inc., TLW Merger Sub, Inc., TLW, LLC, and Raven biotechnologies, inc.
(1)	Filed as an exhibit to the Company’s registration statement on Form S-4 (File No. 333-148312) filed on December 24, 2007.